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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported) June 15,1998


                        DLJ Commercial Mortgage Corp.
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            (Exact Name of Registrant as Specified in Its Charter)


Delaware                           333-32019                 13-3956945
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(State or Other Jurisdiction     (Commission               (IRS Employer
of Incorporation)                File Number)               Identification No.)


 277 Park Avenue, New York, New York                               10172
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code  (212) 892-3000
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         It is expected that on or about June 24, 1998, a single series of certificates, entitled DLJ Commercial Mortgage Corp., Commercial Mortgage Pass-Through Certificates, Series 1998-CG1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among DLJ Commercial Mortgage Corp. (the "Registrant"), GE Capital Loan Services, Inc., as servicer (the "Servicer"), Midland Loan Services, Inc., as special servicer (the "Special Servicer"), and Norwest Bank Minnesota, National Association, as trustee (in such capacity, the "Trustee") and REMIC administrator (in such capacity, the "REMIC Administrator"). Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (No. 333-32019) and sold to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriter.

         In connection with the expected sale of the Underwritten Certificates, the Underwriter has advised the Registrant that it has furnished to prospective investors (i) certain information constituting Exhibit 99.1 hereto that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and (ii) certain information attached hereto as Exhbit 99.2 that may be considered "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and ABS Term Sheets attached as, or otherwise constituting, exhibits hereto have been prepared and provided to the Registrant by the Underwriter. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached as, or otherwise constituting, exhibits hereto.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

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         Not applicable.

(c)  Exhibits:

Exhibit No.    Description

99.1           Computational Materials prepared by Donaldson,
               Lufkin & Jenrette Securities Corporation ("DLJSC").            P


99.2           ABS Term Sheets prepared by DLJSC.

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                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  June 19, 1998

                                        DLJ COMMERCIAL MORTGAGE CORP.

                                        By: /s/ N. Dante LaRocca
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                                            Name:   N. Dante LaRocca
                                            Title:  Senior Vice President

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                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
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99.1              Computational Materials prepared by Donaldson,           P
                  Lufkin & Jenrette Securities Corporation
                  ("DLJSC").

99.2              ABS Term Sheets prepared by DLJSC.



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